Exhibit 1.1

China Lodging Group, Limited

Up to 2,606,278 American Depositary Shares

Each representing four Ordinary Shares

Underwriting Agreement

New York, New York

[     ], 2017

Deutsche Bank AG, London Branch

Deutsche Bank Securities Inc.

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

1.                                      Introductory.  Pursuant to the terms and conditions of an ADS lending agreement (the “ADS Lending Agreement”), dated as of October 26, 2017, between China Lodging Group, Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”) and Deutsche Bank AG, London Branch (the “Borrower”), the Company proposes to issue and lend to the Borrower up to the Maximum Number of ADSs (as such term is defined in the ADS Lending Agreement), such Maximum Number of ADSs being 2,606,278 as of the date hereof.  On the First Closing Date (as defined below), the Company will lend to the Borrower 261,000 ADSs, and following the date hereof, the Borrower may, on one or more occasions, subject to the terms and conditions of the ADS Lending Agreement, borrow additional ADSs.  The ADSs borrowed by Borrower under the ADS Lending Agreement are herein referred to as the “Securities”.  The Company has been advised that the Borrower will transfer the Securities to Deutsche Bank Securities Inc. (the “Underwriter”), an affiliate of the Borrower, which will sell the Securities to the public in an underwritten public offering.

The ordinary shares, par or nominal value $0.0001 per share in the capital of the Company (the “Ordinary Shares”) represented by the Securities are to be deposited pursuant to a deposit agreement, dated as of March 25, 2010, among the Company, Citibank, N.A., as depositary (the “Depositary”) and the owners and beneficial owners from time to time of the American Depositary Receipts (“ADRs”) to be issued under the deposit agreement and evidencing the Securities. The deposit agreement, together with the note conversion letter agreement to be dated November 3, 2017 between the Company and the Depositary, is herein referred to as the “Deposit Agreement”.

The Company is concurrently offering (the “Notes Offering”), in a private placement under Rule 144A and Regulation S of the Act (as defined below), up to US$475,000,000 principal amount of its 0.375% Convertible Senior Notes due 2022 (the “Notes”) to be issued under an indenture (the “Indenture”), to be dated as of November 3, 2017, between the Company and Wilmington Trust, National Association, as trustee.  On the date hereof, the company will enter into a purchase agreement (the “Notes Purchase Agreement”) with Deutsche Bank Securities Inc., as representative of the Initial Purchasers (as defined in the Notes Purchase Agreement).  The terms “First Closing Date” and “Closing Date” are used herein with the meanings assigned thereto in the Notes Purchase Agreement.

In connection with the offering of the Notes, the Company is separately entering into capped call transactions with one or more of the Initial Purchasers (or affiliates thereof) (the “Capped Call Counterparties”), in each case pursuant to capped call confirmations (the “Base Capped Call Confirmations”) to be dated the date hereof, and in connection with any issuance of Additional Notes (as defined in the Notes Purchase Agreement), the Company and the Capped Call Counterparties may enter into additional capped call transactions pursuant to additional capped call confirmations (the “Additional Capped Call Confirmations” and together with the Base Capped Call Confirmations, the “Capped Call Confirmations”).

2.                                      Representations and Warranties.  The Company represents and warrants to, and agrees with, the Borrower and the Underwriter that:

(i)                                     The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder (the “Act”) and the Company meets all of the registrant requirements of, and the transactions contemplated by this Agreement meet all of the transaction requirements of, and, in each case, comply with the conditions for the use of, Form F-3 under the Act.  An “automatic shelf registration statement” as defined in Rule 405 under the Act, on Form F-3 (File No. 333-221129) in respect of the Securities, including a form of prospectus (the “Base Prospectus”), has been prepared and filed by the Company not earlier than three years prior to the date hereof, in conformity with the requirements of the Act, which became effective upon filing under Rule 462(e) under the Act on October 26, 2017.  For purposes of this Agreement, “Effective Time” with respect to such registration statement means the date and time as of which such registration statement automatically became effective upon filing thereof with the Commission and, if the Company has filed any post-effective amendment pursuant to Rules 413(b) and 462(e) under the Act, then “Effective Time” shall also mean the date and time as of which such post-effective amendment was or is filed with the Commission and, if later, declared effective by the Commission.  “Effective Date” with respect to such registration statement means, the date of the Effective Time and, if the Company has filed a post-effective amendment to such registration statement pursuant to Rules 413(b) and 462(e) under the Act, then “Effective Date” shall also mean the date of the Effective Time of such post-effective amendment.  Such registration statement, which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A, 430B or 430C under the Act, as amended at its Effective Time, including all documents incorporated by reference therein, and deemed to be a part of the registration statement as of the Effective Time, is hereinafter referred to as the “Registration Statement”.  If the Company has filed a post-effective amendment pursuant to Rules 413(b) and 462(e) under the Act, then any reference herein to the Registration Statement shall be deemed to include such post-effective amendment.  As used herein, the term “Prospectus” means the final prospectus relating to the Securities first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act and in accordance with Section 4(a)(i) hereof.  The Base Prospectus, as supplemented by any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act, including the documents incorporated by reference in the Base Prospectus and each such preliminary prospectus and preliminary prospectus supplement is herein referred to as a “Preliminary Prospectus.”  Any reference herein to the Registration Statement or any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the Effective Time of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or supplement with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Act, and prior to the termination of the offering of the Securities by the Underwriter.

(ii)                                  As of the Applicable Time (as defined below) and as of each Closing Date, neither (i) any General Use Free Writing Prospectus(es) (as defined below) and the Statutory Prospectus (as defined below) hereto, all considered together (collectively, the “Disclosure Package”) nor (ii) any individual Issuer Free Writing Prospectus (as defined below), when considered together with the Preliminary Prospectus (if the Prospectus has not been filed with the Commission immediately prior to the time of first use of any such Issuer Free Writing Prospectus) or the Prospectus, as the case may be, in either case as then amended or supplemented immediately prior to the time of first use of any such Issuer Free Writing Prospectus, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to Borrower Information (as defined in Section 7(a) hereof) or Underwriter Information (as defined in Section 7(a) hereof).  As used in this Agreement:

“Applicable Time” means the first time when sales of the Securities are made.

“Statutory Prospectus” means the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, including the documents incorporated by reference therein and any prospectus supplement deemed to be a part thereof, including the preliminary prospectus supplement dated October 26, 2017.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule I to this Agreement.

(iii)                               As of each Additional Prospectus Time, neither (i) any General Use Free Writing Prospectus(es) and the Prospectus as then amended or supplemented, all considered together, nor (ii) any individual Issuer Free Writing Prospectus, when considered together with the Preliminary Prospectus (if the Prospectus has not been filed with the Commission  immediately prior to the time of first use of any such Issuer Free Writing Prospectus) or the Prospectus, as the case may be, in either case as then amended or supplemented immediately prior to the time of first use of any such Issuer Free Writing Prospectus, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to Borrower Information (as defined in Section 7(a) hereof) or Underwriter Information (as defined in Section 7(a) hereof).  As used in this Agreement:

“Additional Applicable Time” means each “time of sale” of the Securities.

“Additional Prospectus Time” means, each Additional Applicable Time, each date on which a Prospectus relating to the Securities is required to be delivered and each Additional Settlement Date.

“Additional Settlement Date” means each date a sale of Securities is settled.

(iv)                              The Commission has not issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any General Use Free Writing Prospectus or the Prospectus or relating to the proposed offering of the Securities, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission.  The Registration Statement and any amendment thereto, as of each Effective Time and as of each Additional Prospectus Time, and the Prospectus, as then amended or supplemented, as of the Applicable Time, at the time filed with the Commission, as of the Closing Date and as of each Additional Prospectus Time, complied or will comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”).  The documents incorporated, or to be incorporated, by reference in the Registration Statement and the Prospectus, at the time filed with the Commission, complied or will comply as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the “Exchange Act”). The Registration Statement and any amendment thereto, as of each Effective Time, as of the Closing Date and as of each Additional Prospectus Time, did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, as then amended or supplemented, as of the Applicable Time, at the time filed with the Commission, as of the Closing Date and as of each Additional Prospectus Time, did not contain, and will not contain, any untrue statement of a material fact, and did not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Notwithstanding anything to the contrary in this clause (iv), the Company makes no representations or warranties as to Borrower Information (as defined in Section 7(a) hereof) or Underwriter Information (as defined in Section 7(a) hereof).

(v)                                 As of its date, as of the Applicable Time and as of each Additional Prospectus Time, each Issuer Free Writing Prospectus and General Use Free Writing Prospectus, (i) complied and will comply with the requirements of the Act and the Rules and Regulations and (ii) did not and will not include any information that conflicted or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus (if the Prospectus has not been filed with the Commission immediately prior to the time of first use of any such Issuer Free Writing Prospectus) or the Prospectus, in each case, as then amended or supplemented immediately prior to the date of first use of any such Issuer Free Writing Prospectus or General Use Free Writing Prospectus, as the case may be.

(vi)                              The Company (including its agents and representatives, other than the Borrower and the Underwriter in their capacity as such) has not, directly or indirectly, prepared, used, distributed, authorized, approved or referred to and will not prepare, use, distribute, authorize, approve or refer to, any offering material in connection with the offering and sale of the Securities, including, without limitation, any Issuer Free Writing Prospectus or other “free writing prospectus” or “written communication” (in each case, as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities, other than any Preliminary Prospectus, the Prospectus, the General Use Free Writing Prospectus(es) and each Permitted Free Writing Prospectus approved in writing in advance by the Borrower and the Underwriter in accordance with Section 4(a)(ii) below.  To the extent it is required to do so, the Company has filed and will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b)(2) and 433(d) under the Act.  The Company has retained in accordance with the Act and the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Act and the Rules and Regulations.

(vii)                           (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) under the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act and (iv) at the Applicable Time, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 under the Act.  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Act objecting to the use of the automatic shelf registration form.

(viii)                        (i) At the earliest time after the filing of the Registration Statement that the Company or the Underwriter or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Securities as contemplated by the Registration Statement.

(ix)                              The Securities have been approved for listing on the NASDAQ Global Select Market, subject to notice of issuance.

(x)                                 The interactive data in the eXtensible Business Reporting Language (“XBRL”) incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(xi)                              The Company does not own or control, directly or indirectly, any corporation, association or entity other than China Lodging Holdings (HK) Limited (“CLHK”), China Lodging Investment Limited (“CL Cayman”), China Lodging Holdings Singapore Pte. Ltd. (“CL Singapore”), City Home Group Limited (“City Home”), Sheen Step Group Limited (“Sheen Step”), CLG Special Investments Limited (“CLG”), HanTing Xingkong (Shanghai) Hotel Management Co., Ltd. (“HanTing Xingkong”), Shanghai HanTing Hotel Management Group, Ltd. (“Shanghai HanTing”), Yiju (Shanghai) Hotel Management Co., Ltd. (“Yiju”), HanTing (Tianjin) Investment Consulting Co., Ltd. (“HanTing Tianjin”), HanTing Technology (Suzhou) Co., Ltd. (“HanTing Technology”), HanTing (Shanghai) Enterprise Management Co., Ltd. (“HanTing Shanghai”), Starway Hotels (Hong Kong) Limited (“Starway Hong Kong”), Starway Hotel Management (Shanghai) Co., Ltd. (“Starway Shanghai”), HuaZhu Hotel Management Co., Ltd. (“HuaZhu”), Mengguang Information Technology (Shanghai) Co., Ltd. (“Mengguang Shanghai”), ACL Greater China Limited (“ACL”), Ibis China Investment Limited (“Ibis”), TAHM Investment Limited (“TAHM”), Yagao Meihua Hotel Management Co., Ltd. (“Yagao”), Crystal Orange Hotel Holdings Limited (“Crystal Orange”), Orange Hotel Hong Kong Limited (“Orange Hotel HK”), Orange Hotel Management (China) Co., Ltd. (“Orange Hotel Management”), Beijing Orange Crystal Hotel Management Consulting Co. Ltd. (“Beijing Orange Crystal Hotel Management”), Beijing Orange Times Software Tech. Co., Ltd. (“Beijing Orange Times Software”), Hangzhou Yilai Chain Hotels Co., Ltd (“Hangzhou Yilai”), Huazhu Investment (SH) Co. Ltd. (“Huazhu Investment”) and their respective subsidiaries. Each such subsidiary is referred to as a “subsidiary” and they are referred to collectively as the “subsidiaries”.

(xii)                           Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Disclosure Package and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus, there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus.

(xiii)                        Each of the Company and its subsidiaries has good and marketable title to all real property (if any) and all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by each of the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(xiv)                       The Company and its subsidiaries, and to the Company’s knowledge after due inquiry, the owners of the properties leased and operated or managed by the Company, are insured by insurers with appropriately rated claims paying abilities against such losses and risks and in such amounts as are prudent and customary for the businesses in which they are engaged; all material policies of insurance insuring the Company or any of its subsidiaries, and to the Company’s knowledge after due inquiry, the owners of the properties leased and operated or managed by the Company or their respective assets, are in full force and effect; the Company and its subsidiaries, and to the Company’s knowledge after due inquiry, the owners of the properties leased and operated or managed by the Company, are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries, or to the Company’s knowledge after due inquiry, the owners of the properties leased and operated or managed by the Company, under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; neither the Company nor any such subsidiary has any reason to believe that it, or to the Company’s knowledge after due inquiry, the owners of the properties leased and operated or managed by the Company, will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business; and the Company has obtained or will obtain directors’ and officers’ insurance in such amounts as is customary.

(xv)                          The Company has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not, individually or in the aggregate, have a Material Adverse Effect; and each subsidiary of the Company has been duly incorporated or organized and is validly existing as a corporation or organization in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not, individually or in the aggregate, have a Material Adverse Effect; and each of the business licenses and articles of association of each of the subsidiaries formed under the laws and regulations of the People’s Republic of China (the “PRC”) is in full force and effect under, and in compliance with PRC law.

(xvi)                       Neither the Company nor any of its subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, any of the material contracts or agreements specifically referred to or described in the Disclosure Package and the Prospectus, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, any of its subsidiaries or, to the Company’s knowledge after due inquiry, any other party to any such contract or agreement.

(xvii)                    Except as disclosed in the Disclosure Package and the Prospectus, each of the Company and its subsidiaries has all the necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Disclosure Package and the Prospectus, except where the failure to have any such license, franchise, concession, consent, authorization, approval, order, certificate or permit would not have a Material Adverse Effect and such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates or permits contain no material restrictions or conditions not described in the Disclosure Package and the Prospectus; neither the Company nor any of its subsidiaries is aware that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits, and the Company and its subsidiaries are in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects.

(xviii)                 Except as disclosed in the Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, the Cayman Islands, Hong Kong S.A.R., British Virgin Islands, Singapore or any other jurisdiction where it was incorporated or operates, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court or governmental agency or body of any stock exchange authorities (“Governmental Agency”) in the PRC, Cayman Islands, Hong Kong S.A.R., British Virgin Islands, Singapore or any other jurisdiction where it was incorporated or operates, (C) in violation of its constitutive or organizational documents or (D) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of (A), (B) and (D) above, where any such breach or default would not, individually or in aggregate, have a Material Adverse Effect.

(xix)                       The Company has the authorized share capital as set forth in the Disclosure Package and the Prospectus and all of the issued shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except that the registered capital of each PRC subsidiary of the Company has been or will be validly issued and fully paid with all contributions to such registered capital within the time periods permitted under applicable PRC laws and their constitutive documents; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares, ADSs or any other class of shares or other equity interests of the Company or its subsidiaries except as disclosed in the Disclosure Package and the Prospectus.

(xx)                          Except as described in the Disclosure Package and the Prospectus (excluding the exhibits thereto), (A) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase (and apart from the Notes there are no other classes or series of shares, options, warrants, rights or other securities convertible, exchangeable or exercisable for) any newly issued Ordinary Shares or ADSs or any other newly issued shares of capital stock of or other equity interests in the Company, CLHK, CL Cayman, CL Singapore, City Home, Sheen Step, CLG, HanTing Xingkong, Shanghai HanTing, Yiju, HanTing Tianjin, HanTing Technology, HanTing Shanghai, Starway Hong Kong, Starway Shanghai, HuaZhu, Mengguang Shanghai, ACL, Ibis, TAHM, Yagao, Crystal Orange, Orange Hotel HK, Orange Hotel Management, Beijing Orange Crystal Hotel Management, Beijing Orange Times Software, Hangzhou Yilai, Huazhu Investment or, to the Company’s knowledge after due inquiry any of its other subsidiaries and (B) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Securities.

(xxi)                       Except as described in the Disclosure Package and the Prospectus (excluding the exhibits thereto), apart from the Notes there are no other classes or series of shares, options, warrants, rights or other securities with special voting rights, veto rights, minority shareholder rights, equity interest holder rights or preemptive rights.

(xxii)                    The issuance and allotment of the Ordinary Shares and Securities to be issued hereunder have been duly and validly authorized and such Ordinary Shares have been reserved for issuance, and, when issued and delivered as provided herein, will be validly issued and fully paid and (in the case of Ordinary Shares) non-assessable and will conform in all material respects to the descriptions of the Ordinary Shares and Securities in the Disclosure Package and the Prospectus and will not be subject to any call for the payment of further capital and will rank pari passu with other Ordinary Shares of the Company including, without limitation, as to entitlement to dividends, and will be free and clear of any security interest, mortgage, pledge, lien, charge, claim or encumbrance of any kind; there are no restrictions on subsequent transfers of the Ordinary Shares or Securities under the laws of the PRC, Cayman Islands, Hong Kong S.A.R., British Virgin Islands, Singapore, Seychelles or United States except as described in the Disclosure Package and the Prospectus.

(xxiii)                 The Notes to be sold by the Company to the Initial Purchasers have been duly and validly authorized and, when executed and authenticated in accordance with the Indenture and issued and delivered against payment therefor as provided in the Notes Purchase Agreement, will be legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability (collectively, the “Enforceability Exceptions”), and will be entitled to the benefits of the Indenture.

(xxiv)                The ADS Lending Agreement has been duly authorized, executed and delivered by the Company and, assuming due execution and delivery thereof by the other parties thereto, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

(xxv)                   The Capped Call Confirmations have been duly authorized, executed and delivered by the Company and, assuming due execution and delivery thereof by the other parties thereto, are valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions.

(xxvi)                The Indenture has been duly authorized and, on the First Closing Date, will have been duly executed and delivered by the Company, and will constitute a legal, valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to the Enforceability Exceptions.

(xxvii)             The Notes to be purchased by the Initial Purchasers from the Company will on the Closing Date be in the form contemplated by the Indenture. The Notes, the Indenture, the ADS Lending Agreement and the Capped Call Confirmations will conform in all material respects to the descriptions thereof in the Disclosure Package and the Prospectus.

(xxviii)          Except as described in the Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any other registration statement filed by the Company under the Act.

(xxix)                This Agreement has been duly authorized, executed and delivered by the Company.

(xxx)                   The Deposit Agreement has been or will be duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes or will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to the Enforceability Exceptions, and upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the final offering memorandum in relation to the Notes;

(xxxi)                All dividends and other distributions declared and payable on the Ordinary Shares may under the current laws and regulations of the Cayman Islands be paid to the registered holder of such Ordinary Shares (including the Depositary as the registered holder thereof), and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any court or Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties (hereinafter referred to as “Governmental Authorizations”) in the Cayman Islands.

(xxxii)             All dividends and other distributions declared and payable on the share capital of CLHK, Starway Hong Kong, ACL, Ibis, TAHM or Orange Hotel HK, or any other subsidiary incorporated in the Hong Kong S.A.R., may under the current laws and regulations of the Hong Kong S.A.R. be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Hong Kong S.A.R. and are otherwise free and clear of any other tax, withholding or deduction in the Hong Kong S.A.R. and without the necessity of obtaining any Governmental Authorization in the Hong Kong S.A.R.

(xxxiii)          Except as described in the Disclosure Package and the Prospectus, all dividends and other distributions declared and payable on the share capital of any of HanTing Xingkong, Shanghai HanTing, Yiju, HanTing Tianjin, HanTing Technology, Starway Shanghai, HangTing Shanghai, Yagao, HuaZhu, Mengguang Shanghai, Orange Hotel Management, Beijing Orange Crystal Hotel Management, Beijing Orange Times Software, Hangzhou Yilai, Huazhu Investment and their respective subsidiaries may under the current laws and regulations of the PRC be freely transferred out of the PRC and may be paid in U.S. dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC.

(xxxiv)         The issue and sale of the Securities and the Notes, the conversion of the Notes, the issuance of the Ordinary Shares upon conversion of the Notes, the deposit of Ordinary Shares with the Depositary against issuance of ADRs evidencing the ADSs and the compliance by the Company with this Agreement, the Indenture, the Notes, the Deposit Agreement, the ADS Lending Agreement and the Capped Call Confirmations and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except where a waiver or consent from the counterparty has been obtained in accordance with the terms of such indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, (B) result in any violation of the provisions of the constitutive or organizational documents of the Company or any subsidiary or (C) result in any violation of any applicable statute or laws or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets.

(xxxv)            No consent, approval, authorization, order, registration or qualification of or with any court or Governmental Agency is required for the issue and sale of the Securities or the Notes, the conversion of the Notes into Ordinary Shares or ADSs, the deposit of Ordinary Shares with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture, the Notes, the Deposit Agreement, the ADS Lending Agreement or the Capped Call Confirmations, except (A) the registration under the Act of the ADSs under the ADS Lending Agreement and the listing of the ADSs on the NASDAQ Global Select Market, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to the Borrower and the Underwriter and (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the PRC, Cayman Islands, Hong Kong S.A.R. and United States in connection with the sale of the Securities by the Underwriter.

(xxxvi)         Except as disclosed in the Disclosure Package and the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Borrower or the Underwriter to the government of the PRC, Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Ordinary Shares by the Company against the issuance of ADRs evidencing the ADSs, (B) the issuance and delivery by the Company of the Securities to or for the respective accounts of the Borrower or the Underwriter or (C) the sale and delivery by the Underwriter of the Securities in the manner contemplated by this Agreement.

(xxxvii)      None of the Company or any of its subsidiaries is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined.

(xxxviii)   Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xxxix)         The statements set forth in the Disclosure Package and the Prospectus under the captions “Description of the Registered ADS Borrow Facility and Concurrent Offering of Convertible senior Notes”, “Description of the Concurrent Capped Call Transactions”, “Description of Share Capital” and “Description of American Depositary Shares”, insofar as they purport to constitute a summary of the terms of the Securities, Notes, ADS Lending Agreement, Capped Call Confirmations, Ordinary Shares and ADSs, respectively, and under the captions “Taxation” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(xl)                              Other than as set forth in the Disclosure Package and the Prospectus, there are no legal, arbitration or governmental proceedings (including, without limitation, governmental investigations or inquiries) pending to which the Company or any of its subsidiaries or the Company’s directors and executive officers is a party or of which any property of the Company or any of its subsidiaries is the subject (A) that, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect or (B) that are required to be described in the Registration Statement, Disclosure Package and Prospectus and are not so described; and, to the Company’s knowledge after due inquiry, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(xli)                           The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof or the transactions contemplated by the Indenture, ADS Lending Agreement and Capped Call Transactions, will not be an “investment company”, as such term is defined in the U.S. Investment Company Act of 1940, as amended.

(xlii)                        Each of this Agreement, the Indenture, the Notes, the Deposit Agreement, the ADS Lending Agreement and the Capped Call Confirmations is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement, the Indenture, the Notes, the Deposit Agreement, the ADS Lending Agreement or the Capped Call Confirmations, it is not necessary that this Agreement, the Indenture, the Notes, the Deposit Agreement, the ADS Lending Agreement or the Capped Call Confirmations be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Indenture, the Notes, the Deposit Agreement, the ADS Lending Agreement or the Capped Call Confirmations or any other documents to be furnished hereunder, except for nominal stamp duty if the documents are executed in or brought into the Cayman Islands.

(xliii)                     The Registration Statement, Preliminary Prospectus, Prospectus, any Issuer Free Writing Prospectus and the filing of the Registration Statement, Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

(xliv)                    There are no contracts or documents which are required to be described in the Registration Statement, the Preliminary Prospectus, the Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described and filed as required.

(xlv)                       Except as described in the Disclosure Package and the Prospectus, each of the Company and its subsidiaries owns, possesses, licenses or has other rights to use all patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, and/or know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) (collectively, “Intellectual Property”) that are necessary or used in any material respect to conduct their business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Disclosure Package and the Prospectus; all material copyrights and patents owned or licensed by the Company (including all material copyrights and patents owned or licensed by the Company’s subsidiaries) are valid, enforceable and not subject to any ongoing or threatened interference, reexamination, judicial or administrative proceeding pertaining to validity, enforceability or scope; neither the Company nor any of its subsidiaries has received any notice alleging infringement, violation or conflict with (and neither the Company nor any of its subsidiaries knows of any basis for alleging infringement, violation or conflict with) the Intellectual Property rights of any third party by the Company, its subsidiaries, or their products; there are no pending or, to the Company’s knowledge after due inquiry, threatened actions, suits, proceedings or claims that allege the Company or any of its subsidiaries is infringing or has infringed any Intellectual Property right of any third party; the discoveries, inventions, products or processes of the Company and its subsidiaries referenced in the Disclosure Package and the Prospectus, to the Company’s knowledge after due inquiry, do not violate or conflict with any Intellectual Property right of any third party including any discovery, invention, product or process that is the subject of a patent application filed by any third party; neither the Company nor any of its subsidiaries is in breach of any material license or other agreement (to which it is a party) related to the Intellectual Property rights of the Company, its subsidiaries or any third party; and except for those contracts and/or documents filed as an exhibit to or described in the Registration Statement, there are no other contracts and/or documents related to Intellectual Property required to be filed as an exhibit to or described in the Registration Statement.

(xlvi)                    The Company does not believe it was a passive foreign investment company within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, for its 2016 taxable year and it does not expect to be one in the foreseeable future.

(xlvii)                 Except as described in the Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any Securities during the six-month period preceding the date hereof, or any securities that are of the same or a similar class as the Securities, including any sales pursuant to Rule 144A, Regulation D or Regulation S, other than shares issued pursuant to the Company’s existing share incentive plan or other employee benefit or compensation plans.

(xlviii)              Except as described in the Disclosure Package and the Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of its subsidiaries and any director or executive officer of the Company or any of its subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest); and there are no material relationships or transactions between the Company or any of its subsidiaries on the one hand and its affiliates, officers and directors or their shareholders, customers or suppliers on the other hand except as disclosed in the Disclosure Package and the Prospectus.

(xlix)                    Deloitte Touche Tohmatsu Certified Public Accountants LLP, who have certified certain financial statements of the Company are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements of the U.S. Public Company Accounting Oversight Board.

(l)                                     Ernst & Young LLP, who have certified certain financial statements of Crystal Orange, are independent auditors as required by the Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements and standards of the American Institute of Certified Public Accountants.

(li)                                  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”); (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and (E) the Company has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity.

(lii)                               The Company has established and maintains and evaluates a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP; such internal control over financial reporting has been designed by the Company’s chief executive officer and chief financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the latest audited financial statements included in the Disclosure Package and the Prospectus there has been no change in the Company’s internal control over financial reporting or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses, and, except as described in the Disclosure Package and the Prospectus, the Company’s independent public accountants have not notified the Company of any “reportable conditions” (as that term is defined under standards established by the American Institute of Certified Public Accountants) in the Company’s internal accounting controls, or other weaknesses or deficiencies in the design or operation of the Company’s internal accounting controls, that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting, or could adversely affect the Company’s ability to record, process, summarize and report financial data consistent with the assertions of the Company’s management in the financial statements; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and its subsidiaries and their respective officers and directors, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder. The Company has established and maintains and evaluates disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act, such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective to perform the functions for which they were established.

(liii)                            Except as described in the Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of its subsidiaries, or to any other person.

(liv)                           No material labor dispute, work stoppage, slow down or other conflict with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge after due inquiry, is threatened or contemplated.

(lv)                              The Company satisfies the requirements of paragraphs (a)(1)(i) and (a)(1)(ii) of the Commission’s Rule 139.

(lvi)                           The section entitled “Operating and Financial Review and Prospects — Critical Accounting Policies” in the Company’s annual report for the year ended December 31, 2016 filed with the Commission on April 7, 2017 (the “Annual Report”) truly, accurately and completely in all material respects describes: (A) accounting policies which the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company’s Board of Directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal counsel and independent public accountants with regard to such disclosure.

(lvii)                        Since the date of the latest audited financial statements included in the Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (A) through (D) above, be material to the Company and its subsidiaries and that are not otherwise described in the Disclosure Package and the Prospectus.

(lviii)                     The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Disclosure Package and the Prospectus accurately and fully describes: (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (B) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any of its subsidiaries, such as structured finance entities and special purpose entities (collectively, “off-balance sheet arrangements”) that are reasonably likely to have a material effect on the liquidity of the Company or any of its subsidiaries or the availability thereof or the requirements of the Company or any of its subsidiaries for capital resources.

(lix)                           Except as disclosed in the Disclosure Package and the Prospectus, none of the Company or any of its subsidiaries is engaged in any material transactions with its directors, officers, management, shareholders, or any other affiliate, including any person who formerly held a position as a director, officer and/or shareholder.

(lx)                              No holder of any of the Securities, Ordinary Shares or Notes after the consummation of the transactions contemplated by the Indenture, this Agreement, the Notes, the Deposit Agreement, the ADS Lending Agreement or the Capped Call Confirmations is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Securities, Ordinary Shares, ADSs or Notes; and except as set forth in the Disclosure Package and the Prospectus, there are no limitations on the rights of holders of the Securities, Ordinary Shares or ADSs to hold, vote or transfer their securities.

(lxi)                           The audited and unaudited consolidated financial statements (and the notes thereto) of the Company and the audited consolidated financial statements (and the notes thereto) of Crystal Orange included in the Registration Statement, Preliminary Prospectus and Prospectus fairly present in all material respects the consolidated financial position of the Company and Crystal Orange, as applicable, as of the dates specified and the consolidated results of operations and changes in the consolidated financial position of the Company and Crystal Orange, as applicable, for the periods specified, and such financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods presented (other than as described therein); the summary and selected consolidated financial data included in the Registration Statement, Preliminary Prospectus and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included therein, subject, in the case of the preliminary unaudited financial results, to the fact that such results are subject to completion of the normal period-end closing procedures of the Company and review by the Company’s independent public accountants in accordance with Statement of Auditing Standards No. 4105.

(lxii)                        The pro forma financial information included in the Registration Statement, Preliminary Prospectus and Prospectus present fairly in all material respects the information shown therein, have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.  The pro forma financial statements included in the Registration Statement, Preliminary Prospectus and Prospectus shall include adjustments that give effect to events that are (i) directly attributable to the applicable transactions, (ii) expected to have a continuing impact on the Company and (iii) factually supportable.

(lxiii)                     Under the laws of the Cayman Islands, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee, being the registered holder of the ADS, as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company.

(lxiv)                    Except as set forth in the Disclosure Package and the Prospectus and this Agreement all amounts payable by the Company to the Borrower or the Underwriter in respect of the Securities, ADRs evidencing the Securities or the underlying Ordinary Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or any authority thereof or therein (except such income taxes as may otherwise be imposed by the Cayman Islands on payments hereunder to an Underwriter whose net income is subject to tax by the Cayman Islands or withholding, if any, with respect to any such income tax) nor are any taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, such documents provided they remain outside the Cayman Islands.

(lxv)                       All returns, reports or filings which ought to have been made by or in respect of the Company and its subsidiaries for taxation purposes as required by the law of the jurisdictions in which the Company and its subsidiaries are incorporated, managed or engage in business have been made and all such returns are correct and on a proper basis in all respects, except where failure to make such return, report or filing, or correctly and properly file any such return, report or filing would not have a Material Adverse Effect; no such returns, reports or filings are the subject of any dispute with the relevant revenue or other appropriate authorities except as may be being contested in good faith and by appropriate proceedings; the provisions included in the audited consolidated financial statements as set out in the Disclosure Package and the Prospectus included appropriate provisions required under U.S. GAAP for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and neither the Company nor any of its subsidiaries has received notice of any tax deficiency with respect to the Company or any of its subsidiaries.

(lxvi)                    The Company has provided or made available to the Borrower and the Underwriter true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any of its subsidiaries to any director or executive officer of the Company or any of its subsidiaries; and since September 30, 2009, the Company has not, directly or indirectly, including through any of its subsidiaries: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or any of its subsidiaries, or to or for any family member or affiliate of any director or executive officer of the Company or any of its subsidiaries; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company or any of its subsidiaries, or any family member or affiliate of any director or executive officer, which loan was outstanding on September 30, 2009, that (x) is outstanding on the date hereof and (y) constitutes a violation of any applicable law or regulation;

(lxvii)                 Any statistical and market-related data included in the Disclosure Package and Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required.

(lxviii)              There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Securities.

(lxix)                    Under the laws of the Cayman Islands and the Hong Kong S.A.R., the courts of the Cayman Islands and the Hong Kong S.A.R. will recognize and give effect to the choice of law provisions set forth in Section 14 hereof and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement; under the laws of the PRC, the choice of law provisions set forth in Section 13 hereof will be recognized by the courts of the PRC and any judgment obtained in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each, a “New York Court”) arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the discretion of the relevant courts and public policies and other principles to be considered by such courts and the other conditions described under the section titled “Enforceability of Civil Liabilities” in the Preliminary Prospectus and Prospectus.

(lxx)                       None of the Company, any of its subsidiaries, any of the Company’s directors or executive officers, or, to the Company’s knowledge after due inquiry, any agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(lxxi)                    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge after due inquiry, threatened.

(lxxii)                 The descriptions of the events and transactions set forth in the Annual Report in the section entitled “History and Development of the Company” are accurate, complete and fair in all material respects; and each of the events and transactions set forth therein has been duly authorized and does not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their properties (including but not limited to the Ministry of Commerce, the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of the PRC), (B) contravene the articles of association, business license or other constitutive documents of the Company or any of its subsidiaries, or (C) conflict with or result in a breach of violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except, in the case of clauses (A) and (C), as would not, individually or in the aggregate, have a Material Adverse Effect.

(lxxiii)          Each of the Company and its subsidiaries that was incorporated outside of the PRC has taken, or is in the process of taking, reasonable steps to comply with, and to ensure compliance by each of its controlling shareholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or the repatriation of the proceeds from overseas offering and listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment and Listing Regulations”), including without limitation, requesting each controlling shareholder, option holder, director, officer and employee that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(lxxiv)             (A) None of the Company, its subsidiaries, affiliates, employees, agents, directors or officers in the United States: (i) does any business with or involving the government of, or any person or project located in, any country targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the United States Treasury Department’s Office of Foreign Assets Control (the “OFAC”) (collectively, “Sanctions”); or (ii) supports or facilitates any such business or project, in each case other than as permitted under such economic sanctions; (B) the Company is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; (C) the proceeds from the offering of the Securities contemplated hereby will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person targeted by any of such economic sanctions; and (D) the Company maintains and has implemented adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the Securities contemplated hereby that is inconsistent with any of the Company’s representations and obligations under clause (C) of this paragraph or in the Registration Statement, Preliminary Prospectus and Prospectus.

(lxxv)                Except as described in the Disclosure Package and the Prospectus, the Company and its subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of its subsidiaries hold all permits, authorizations and approvals required under Environmental Laws (as defined below); there are no past, present or, to the Company’s knowledge after due inquiry, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could give rise to any material costs or liabilities to the Company or any subsidiary under, or to interfere with or prevent compliance by the Company or any subsidiary with, Environmental Laws; neither the Company nor any of its subsidiaries (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or, to the Company’s knowledge after due inquiry, threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any national, provincial, municipal or other local or foreign law, statute, ordinance, rule, regulation, order, notice, directive, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(lxxvi)             Except as described in the Disclosure Package and the Prospectus, there are no affiliations or associations between any member of the FINRA and the Company; there are no affiliations or associations between (A) any member of the FINRA and (B) any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission.

(lxxvii)          The Registration Statement, Preliminary Prospectus, Prospectus and each Issuer Free Writing Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of any jurisdiction in which any Registration Statement, Preliminary Prospectus, Prospectus or any Issuer Free Writing Prospectus is distributed; and no Governmental Authorization, other than those heretofore obtained, is required in connection with the offering of the Securities in any jurisdiction where the Securities are being offered.

(lxxviii)       There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Annual Report which have not been described as required.

(lxxix)             The Company has taken all reasonable steps to comply with, and to ensure compliance by all of the Company’s shareholders and prior holders who are PRC residents or PRC citizens with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Rules and Regulations”), including without limitation, taking reasonable steps to require each of its shareholders and option holders that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(lxxx)                The Company is subject to Section 13 or 15(d) of the Exchange Act.

(lxxxi)             The Securities are registered on Form F-6 under the Act.

3.                                      Offering by Underwriter.  It is understood, and agreed by the Company, that the Underwriter proposes to offer the Securities for sale to the public as set forth in the Prospectus and herein.  261,000 Securities (the “Initial Securities”) will initially be offered at US$130.18 per ADS.  Delivery of the Initial Securities will be made against payment therefor on November 3, 2017, which will be the fifth business day following the date of the pricing of the Notes Offering (such settlement being referred to as “T+5”).  The offering of the Initial Securities is contingent upon the closing of the Notes Offering.  If the Notes Offering is not consummated, the ADS loan under the ADS Lending Agreement will terminate, the offering of Securities will terminate and all the Initial Securities (or ADSs fungible with the Initial Securities) will be returned to the Company.

2,345,278 additional  Securities may be offered on a delayed basis in transactions that may include block sales, sales on the NASDAQ Global Select Market, sales in the over-the-counter market, sales pursuant to negotiated transactions or otherwise, at market prices prevailing at the time of sale or at negotiated prices.

4.                                      Certain Agreements of the Company, the Borrower and the Underwriter.  (a)  The Company agrees with the Borrower and the Underwriter:

(i)                                     The Company will (A) prepare and timely file (and advise the Borrower and the Underwriter promptly of such filing) with the Commission under Rule 424(b) (without reliance on Rule 424(b)(8)) under the Act a Prospectus in a form approved by the Borrower and the Underwriter containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act, (B) not file any amendment to the Registration Statement or distribute or file an amendment or supplement to the Disclosure Package or the Prospectus, including (i) any Current Report on Form 6-K, or amendment to a prior Current Report on Form 6-K, that is incorporated by reference therein (to the extent such Current Report on Form 6-K contains quarterly financial information and/or pro forma financial information or other updated and/or amended or supplemented financial or pro forma financial information to the previous financial and/or pro forma financial information incorporated by reference therein, or contains any other material information but not including other Current Reports on Form 6-K) or (ii) any Annual Report on Form 20-F, or any amendment to a prior Annual Report on Form 20-F, of which the Borrower and the Underwriter shall not previously have been advised and furnished with a copy or to which the Borrower and the Underwriter shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (C) file and/or furnish, as applicable, on a timely basis, all reports required to be filed or furnished, as the case may be, by the Company with the Commission, in the case of clauses (A), (B) and (C), subsequent to the date of the Prospectus and prior to the earlier of (a) April 23, 2018; provided that such date shall be extended by the number of days in the Interruption Period (as defined below), if any, and (b) the latest of (1) the termination of the offering of the Securities by the Underwriter, (2) the first date when a prospectus (or, in lieu thereof, the notice required under Rule 173(a) under the Act) is no longer required to be delivered by the Underwriter, or any dealer in connection with all offers and sales of the Securities and (3) the date when all of the Securities have been sold by the Underwriter (any such date in the period from the date hereof through the earlier of any such date in (a) or (b), the “Effectiveness Period”).  For purposes of this Agreement, “Interruption Period” means (i) any period of time when the Registration Statement or either the Disclosure Package or the Prospectus, in each case as then amended and/or supplemented, is not current, available and usable for the public offer and sale of the Securities or the public offer and sale of the Securities is otherwise not permitted, in each case as contemplated by this Agreement and the Registration Statement and (ii) any period of time commencing on the earlier of (A) the date the Underwriter becomes aware of any event of the kind described in Section 4(a)(iii)(C), 4(a)(iii)(D) or 4(a)(iv) or makes the determination referred to in Section 4(a)(v)(B) or 4(a)(vi)(B), and (B) the receipt of any notice from the Company of the occurrence of any event of the kind described in Section 4(a)(iii)(C), 4(a)(iii)(D) or 4(a)(iv) or that it has made the determination referred to in Section 4(a)(v)(A) or 4(a)(vi)(A) hereof (including for the avoidance of doubt, during any Postponement (as defined below), if any), and in each case, such Interruption Period shall continue until the Borrower and the Underwriter receive copies of the amended and supplemented Disclosure Package and/or Prospectus, as the case may, be and/or until the Borrower and the Underwriter are advised in writing by the Company that the Registration Statement, as then amended, is effective and/or the use of the Registration Statement, the Disclosure Package and/ or Prospectus, as then amended or supplemented, as applicable, may be resumed, and have received copies of any amended Registration Statement or amended or supplemented Disclosure Package and/or Prospectus and/or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in the foregoing; provided, however, that, in calculating the number of days in the Interruption Period, any day from November 17, 2017 through December 1, 2017 (or, if earlier, the date after the day that the Company files a Current Report on Form 6-K that is incorporated by reference in the Registration Statement and the Prospectus that includes financial statements for the third quarter of the 2017 fiscal year required by the Act for the Registration Statement and Prospectus to be usable for sales of the Securities) inclusive, and from March 1, 2018 through March 15, 2018 (or, if earlier, the date after the day that the Company files a Current Report on Form 6-K that is incorporated by reference in the Registration Statement and the Prospectus that includes financial statements for the 2017 fiscal year required by the Act for the Registration Statement and Prospectus to be usable for sales of the Securities) (the “2017 Year End Black Out Period”), inclusive, and from May 1, 2018 through May 15, 2018 (or, if earlier, the date after the day that the Company files a Current Report on Form 6-K that is incorporated by reference in the Registration Statement and the Prospectus that includes financial statements for the first quarter of the 2018 fiscal year required by the Act for the Registration Statement and Prospectus to be usable for sales of the Securities) inclusive, and from August 1, 2018 through August 15, 2018 (or, if earlier, the date after the day that the Company files a Current Report on Form 6-K that is incorporated by reference in the Registration Statement and the Prospectus that includes financial statements for the second quarter of the 2018 fiscal year required by the Act for the Registration Statement and Prospectus to be usable for sales of the Securities) inclusive, and from November 1, 2018 through November 15, 2018 (or, if earlier, the date after the day that the Company files a Current Report on Form 6-K that is incorporated by reference in the Registration Statement and the Prospectus that includes financial statements for the third quarter of the 2018 fiscal year required by the Act for the Registration Statement and Prospectus to be usable for sales of the Securities) inclusive, shall be excluded (such excluded days in this proviso, the “Black Out Periods”).  The Company acknowledges and agrees that the Black Out Period will not exceed 30 calendar days in any calendar quarter; provided that, notwithstanding the foregoing, the 2017 Year End Black Out Period will not exceed 45 calendar days.  Subject to the other provisions of this Section 4, the Company will (x) use reasonable best efforts to cause the Registration Statement, the Disclosure Package and the Prospectus to be available in accordance with the methods of distribution contemplated hereby and (y) use reasonable best efforts to keep the Registration Statement continuously effective (in the case of the Registration Statement) and usable for the resale of the Securities during the Effectiveness Period.

(ii)                                  The Company will (i) not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” or “written communication” (in each case, as defined in Rule 405 under the Act) required to be filed by the Company with the Commission or retained in the Company’s records pursuant to Rule 433 under the Act unless the Borrower and the Underwriter approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Borrower and the Underwriter shall be deemed to have been given in respect of the General Use Free Writing Prospectus(es) included in Schedule I hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 163, 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in the Borrower or the Underwriter being required to file with the Commission pursuant to Rule 433(d) under the Act a “free writing prospectus” (as defined in Rule 405 under the Act) prepared by or on behalf of the Borrower or the Underwriter that the Borrower or the Underwriter otherwise would not have been required to file thereunder.

(iii)                               The Company will advise the Borrower and the Underwriter promptly (A) when any post-effective amendment to the Registration Statement or any new registration statement relating to the Securities shall have become effective, or any supplement to the Prospectus shall have been filed, including as a result of (i) any Current Report on Form 6-K, or amendment to a prior Current Report on Form 6-K, that is incorporated by reference therein (to the extent such Current Report on Form 6-K contains quarterly financial information and/or pro forma financial information or other updated and/or amended or supplemented financial or pro forma financial information to the previous financial and/or pro forma financial information incorporated therein, or contains any other material information but not including other Current Reports on Form 6-K) or (ii) any Annual Report on Form 20-F, or any amendment to a prior Annual Report on Form 20-F, (B) of the receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Disclosure Package, or the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any such new registration statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act.  The Company will use reasonable best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

(iv)                              If at any time during the Effectiveness Period, the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (A) promptly notify the Borrower and the Underwriter, (B) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Borrower and the Underwriter, (C) use reasonable best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Act), and (D) promptly notify the Borrower and the Underwriter of such effectiveness.  References herein to the Registration Statement relating to the  Securities shall include such new registration statement or post-effective amendment, as the case may be.

(v)                                 If at any time during the Effectiveness Period, any event shall occur (including, for the avoidance of doubt, information relating to financial results) as a result of which, (A) in the judgment of the Company or (B) in the reasonable opinion of the Borrower or the Underwriter, it becomes necessary to amend or supplement the Registration Statement or the Prospectus in order to make the statements therein (in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, in the case of the Prospectus), not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company will promptly notify the Borrower and the Underwriter (in the case of clause (A)) and either (i) prepare as soon as reasonably practicable and file with the Commission an appropriate amendment to the Registration Statement and/or supplement to the Prospectus or (ii) prepare as soon as reasonably practicable and file with the Commission an appropriate filing under the Exchange Act that shall be incorporated by reference in the Prospectus and the Registration Statement so that the Prospectus and the Registration Statement as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus and the Registration Statement will comply with the law; provided that, in either case, the Company may postpone the preparation and filing of such amendment or supplement by up to 15 calendar days if the disclosure of such information would have a material adverse effect on any material transaction then pending or proposed to be undertaken by the Company (any such postponement, a “Postponement”).

(vi)                              If the Disclosure Package is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which, (A) in the judgment of the Company or (B) in the reasonable opinion of the Borrower or the Underwriter, it becomes necessary to amend or supplement the Disclosure Package in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the Disclosure Package to comply with any law, the Company will promptly notify the Borrower and the Underwriter (in the case of clause (A)) and either (i) prepare as soon as reasonably practicable, file with the Commission (if required) and furnish to the Borrower and the Underwriter an appropriate amendment or supplement to the Disclosure Package or (ii) prepare as soon as reasonably practicable and file with the Commission an appropriate filing under the Exchange Act that shall be incorporated by reference in the Disclosure Package so that the Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they are made, be misleading or conflict with the Registration Statement then on file, or so that the Disclosure Package will comply with law; provided that, in either case, the Company may postpone the preparation and filing of such amendment or supplement in connection with a Postponement.

(vii)                           The Company agrees that, until the end of the Effectiveness Period (and, for the avoidance of doubt, not during any Postponement), on each date on which the Registration Statement or Prospectus is amended or supplemented after the Closing Date, including as a result of (i) any Current Report on Form 6-K, or amendment to a prior Current Report on Form 6-K, that is incorporated by reference therein (to the extent such Current Report on Form 6-K contains quarterly financial information and/or pro forma financial information or other updated and/or amended or supplemented financial or pro forma financial information to the previous financial and/or pro forma financial information incorporated therein, or contains any other material information but not including other Current Reports on Form 6-K) or (ii) any Annual Report on Form 20-F, or any amendment to a prior Annual Report on Form 20-F, and at least once during each of the Company’s fiscal quarters ending December 31, 2017, March 31, 2018 and June 30, 2018, it will use best efforts to cause to be delivered to the Borrower and the Underwriter, supplemental opinions, “comfort letters” and letters confirming, as of such date, the opinions, “comfort letters” and letters delivered on the Closing Date pursuant to Section 5 hereof of Cleary Gottlieb Steen & Hamilton LLP, Cleary Gottlieb Steen & Hamilton (Hong Kong), Conyers Dill & Pearman, Jingtian and Gongcheng, Deloitte Touche Tohmatsu Certified Public Accountants LLP and Ernst & Young LLP, and will deliver a certificate of the principal executive officer and the principal financial or accounting officer of the Company in which such officers shall state in their capacities as such officers and on behalf of the Company that, to the effect that the signers of such certificate have reviewed the Registration Statement, the Disclosure Package, Prospectus and any supplements or amendments thereto and this Agreement and that representations and warranties of the Company in this Agreement are true and correct on and as of such date with the same force and effect as if made on such date, with such exceptions and/or qualifications as shall be necessary on such date and all of such representations and warranties shall be deemed to be made by the Company as of such date (subject to such exceptions and/or qualifications).

(viii)                        The Company agrees to cause the chief financial officer of the Company to participate in telephonic due diligence sessions quarterly and at any other time reasonably requested upon the occurrence of a material event or announcement, with the representatives of each of the Borrower and the Underwriter and their respective counsel during the Effectiveness Period.

(ix)                              The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriter may designate and will maintain such qualifications in effect during the Effectiveness Period; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, or subject it to taxation, in any jurisdiction where it is not now so subject.

(x)                                 The Company will not until the end of the Effectiveness Period or such earlier date that the Borrower and the Underwriter consent to in writing (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or ADSs of the Company or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs of the Company (“Lock-Up Securities”) or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Lock-Up Securities, or (4) publicly disclose the intention to make any such offer, pledge, sale or disposition, or enter into any such transaction, swap, hedge or other arrangement, or file any such registration statement. The foregoing sentence shall not apply to (a) the sale of the Notes under the Purchase Agreement, (b) the entry into, and performance of the obligations under, the transactions under the Capped Call Confirmations, (c) the issuance of Ordinary Shares under this Agreement, (d) the issuance by the Company of any Lock-Up Securities upon the exercise of an option or warrant or the conversion of the Notes or any other security outstanding on the date hereof of which the Borrower and the Underwriter have been advised in writing, or (e) the grant of incentive shares by the Company to its employees, directors and/or consultants pursuant to the Company’s existing share incentive plans, or the issuance of any Lock-Up Securities upon the exercise of options granted under existing employee share incentive plans.

(xi)                              The Company will not take, directly or indirectly, any action designed to or that would constitute or that would reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xii)                           The Company agrees to pay the costs and expenses relating to the following matters:  (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents, if required, printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the Nasdaq Global Select Market; (vi)  any filings required to be made with FINRA (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such filings); (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (ix) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

(xiii)                        The Company agrees that, unless it has or shall have obtained the prior written consent of the Borrower and the Underwriter, and the Borrower and the Underwriter each agree with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule I hereto and any electronic roadshow.  Any such free writing prospectus consented to by the Borrower and the Underwriter or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(xiv)                       The Company agrees to at all times maintain, for the benefit of the Borrower, a number of ADSs available for issuance under a registration statement on Form F-6 under the Act equal to at least the maximum number of ADSs potentially required to be loaned by the Company under the ADS Lending Agreement (in addition to the analogous requirements under the Indenture to maintain a sufficient number of ADSs available for issuance for the benefit of holders of the Notes).

(xv)                          The Company agrees to comply with the SAFE Rules and Regulations, and to use its best efforts to cause its shareholders that are, or that are directly or indirectly owned or controlled by, Chinese residents or Chinese citizens, to comply with the SAFE Rules and Regulations applicable to them, including, without limitation, requesting each such shareholder to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(b)                                 The Borrower and the Underwriter agree with the Company that:

(i)                                     Until the end of the Effectiveness Period, the Borrower and the Underwriter will promptly notify the Company promptly when (i) no Securities remain to be sold by the Underwriter pursuant to this Agreement, (ii) the offering of the Securities is otherwise terminated the Underwriter, (iii) it becomes aware of any event of the kind described in Section 4(a)(iii)(C), 4(a)(iii)(D) or 4(a)(iv) or it makes a determination that it is necessary to amend or supplement the Registration Statement or the Prospectus pursuant to Section 4(a)(v)(B) or 4(a)(vi)(B).

(ii)                                  Until the end of the Effectiveness Period, the Underwriter agrees that it will suspend offers and sales of the Securities with the delivery of a Prospectus (i) upon receipt by it of written notice from the Company of any Interruption Period until it is advised in writing by the Company that the offering and sales of the Securities under the Registration Statement may be resumed and (ii) during the Black Out Periods, unless otherwise advised in writing by the Company.

5.                                      Conditions to the Obligations of the Borrower and the Underwriter.  The obligations of the Borrower and the Underwriter on each Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and such Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(i)                                     The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required to be filed, shall have been filed as required by Rules 424(b) (without reliance on Rule 424(b)(8)), 430A, 430B, 430C or 433 under the Act, as applicable, within the time periods prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or otherwise) shall have been disclosed to the Borrower and the Underwriter and complied with to their reasonable satisfaction.  No stop order suspending the effectiveness of, or preventing or suspending the use of, the Registration Statement, as amended from time to time, or the Prospectus or any Issuer Free Writing Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, the Borrower or the Underwriter shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by any Federal or state court of competent jurisdiction shall have been issued as of any Closing Date which would prevent the issuance of the Securities.

(ii)                                  The Company shall have requested and caused Cleary Gottlieb Steen & Hamilton LLP, U.S. counsel for the Company, and Cleary Gottlieb Steen & Hamilton (Hong Kong), Hong Kong S.A.R. counsel for the Company, to have furnished to the Borrower and the Underwriter their opinions and 10b-5 letter, dated the Closing Date, and addressed to the Borrower and the Underwriter, substantially in the form agreed by such counsel and the Borrower and the Underwriter.

(iii)                               The Company shall have requested and caused Conyers Dill & Pearman, Cayman Islands and British Virgin Islands counsel for the Company, to have furnished to the Borrower and the Underwriter their opinions, dated the Closing Date and addressed to the Borrower and the Underwriter, substantially in the form agreed by such counsel and the Borrower and the Underwriter.

(iv)                              The Company shall have requested and caused Jingtian & Gongcheng, PRC counsel for the Company, to have furnished to the Borrower and the Underwriter their opinion, dated the Closing Date and addressed to the Borrower and the Underwriter substantially in the form agreed by such counsel and the Borrower and the Underwriter.

(v)                                 The Borrower and the Underwriter shall have received from Latham & Watkins, U.S. counsel for the Borrower and the Underwriter, such opinion or opinions, dated the Closing Date and addressed to the Borrower and the Underwriter, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Borrower and the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(vi)                              The Borrower and the Underwriter shall have received from Walkers, Cayman Islands counsel for the Borrower and the Underwriter, such opinion or opinions, dated the Closing Date and addressed to the Borrower and the Underwriter, as the Borrower and the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(vii)                           The Borrower and the Underwriter shall have received from Tian Yuan Law Firm, PRC counsel for the Borrower and the Underwriter, such opinion or opinions, dated the Closing Date and addressed to the Borrower and the Underwriter, as the Borrower and the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(viii)                        The Company shall have furnished to the Borrower and the Underwriter a certificate of the Company, signed by the principal executive officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have reviewed the Registration Statement, the Disclosure Package, Prospectus and any supplements or amendments thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and that:

(1)                                 the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(2)                                 no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(3)                                 since the date of the most recent financial statements included in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(ix)                              The Company shall have furnished to the Borrower and the Underwriter a certificate, dated the Closing Date and addressed to the Borrower and the Underwriter of its chief financial officer with respect to certain financial information contained in the Disclosure Package and the Prospectus, in form and substance reasonably satisfactory to the Borrower and the Underwriter, to the effect set forth in Exhibit B hereto.

(x)                                 The Company shall have requested and caused each of Deloitte Touche Tohmatsu Certified Public Accountants LLP and Ernst & Young LLP to have furnished to the Borrower and the Underwriter, at the date hereof and at the Closing Date, letters (which may refer to letters previously delivered to the Borrower and the Underwriter), dated respectively as of the date hereof and as of the Closing Date, in form and substance satisfactory to the Borrower and the Underwriter.

(xi)                              On or prior to the First Closing Date, the Borrower and the Underwriter shall have received lock-up letters from each of the directors and executive officers of the Company and any other parties listed on Schedule I to Exhibit A hereto, in each case substantially in the form attached hereto as Exhibit A.

(xii)                           Prior to each Closing Date, the Company shall have furnished to the Borrower and the Underwriter such further information, certificates and documents as the Borrower and the Underwriter may reasonably request.

(xiii)                        The Securities shall have been listed on the Nasdaq Global Select Market, and satisfactory evidence of such actions shall have been provided to the Borrower and the Underwriter.

(xiv)                       The Company shall have executed and delivered the Indenture, the ADS Lending Agreement and ADS Lending Agreement Side Letter, in form and substance reasonably satisfactory to the Borrower and the Underwriter, and the Borrower and the Underwriter shall have received executed copies thereof.

If any of the conditions specified in this Section 5 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Borrower and the Underwriter and counsel for the Borrower and the Underwriter and not otherwise waived in writing by the Borrower and the Underwriter, this Agreement and all obligations of the Borrower and the Underwriter hereunder may be canceled at, or at any time prior to, the applicable Closing Date by the Borrower and the Underwriter.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 5 shall be delivered at the office of Latham & Watkins LLP, U.S. counsel for the Borrower and the Underwriter, 18th Floor, One Exchange Square, 8 Connaught Place, Central, Hong Kong, on the Closing Date.

6.                                      Reimbursement of Borrower’s and Underwriter’s Expenses.  If any condition to the obligations of the Borrower and the Underwriter set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Borrower or the Underwriter, the Company will reimburse the Borrower and the Underwriter through Deutsche Bank Securities Inc. on demand for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

7.                                      Indemnification and Contribution.  (a)  The Company agrees to indemnify and hold harmless each of the Borrower and the Underwriter, their directors and officers and each person, if any, who controls the Borrower or the Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, and each affiliate of each of the Borrower and the Underwriter within the meaning of Rule 405 under the Act from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim, as such expenses are incurred) caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Borrower or the Underwriter furnished to the Company by the Borrower or the Underwriter expressly for specifically for inclusion therein.  The Company acknowledges that the name of the Underwriter and its participation in the sale of the Securities, in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus (the “Underwriter Information”), and that the name of the Borrower in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Borrower for inclusion in any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus (the “Borrower Information”).

(b)                                 Each of the Borrower and the Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Borrower and the Underwriter, but only with reference to the Underwriter Information (in the case of the Underwriter) and the Borrower Information (in the case of the Borrower).  The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that each of the Borrower and the Underwriter may otherwise have.

(c)                                  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; provided, however, that the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 except to the extent that it has been materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 7.  The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party, (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, or (iv) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Borrower or the Underwriter, in the case of parties indemnified pursuant to Section 7(a) hereof, and by the Company, in the case of parties indemnified pursuant to Section 7(b) hereof. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

(d)                                 To the extent the indemnification provided for in Section 7(a) or 7(b) hereof is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Borrower and the Underwriter on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Borrower and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Borrower and the Underwriter, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                  The Company and the Borrower and the Underwriter agree that it would not be just or equitable if contribution pursuant to Section 7(d) hereof were determined by pro rata allocation (even if the Borrower and the Underwriter were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d) hereof. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 7(d) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)                                   The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Borrower or the Underwriter, any person controlling the Borrower or the Underwriter or any affiliate of the Borrower or the Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of borrowed ADSs

8.                                      Termination.  The Borrower and the Underwriter may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, the Hong Kong Stock Exchange, the London Stock Exchange or other relevant exchanges, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over the counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States, the Cayman Islands, Hong Kong, London, the PRC or other relevant jurisdiction shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by federal or New York State, the Cayman Islands, Hong Kong, London, the PRC or relevant foreign country authorities  or (v) the Notes Offering is not completed.

9.                                      Representations and Indemnities to Survive.  The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Borrower or the Underwriter or any controlling person of the foregoing, or by or on behalf of the Company or its directors or officers and (c) the sale of the Securities.  If this Agreement is terminated pursuant to this Section 8, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 6 and the respective obligations of the Company, the Borrower and the Underwriter Section 7 shall remain in effect, and if any Securities have been sold by the Underwriter the representations and warranties in Section 2 and all obligations under Section 4 shall also remain in effect.

10.                               Reimbursement of the Expenses of the Borrower and the Underwriter.  If this Agreement shall be terminated by the Borrower and the Underwriter  pursuant to Section 8 hereof or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Borrower and the Underwriter, severally, upon demand for all out of pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Borrower and the Underwriter in connection with this Agreement or the offering contemplated hereunder

11.                               Entire Agreement.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the registration under the Act and sale of the Securities, represents the entire agreement between the Company and the Borrower and the Underwriter with respect to the subject matter hereof.

(b)                                 This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Borrower and the Underwriter, or any of them, with respect to the subject matter hereof.

12.                               The Company acknowledges that in connection with the subject matter hereof: (i) the Borrower and the Underwriter have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Borrower and the Underwriter owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement) if any, (iii) the Borrower and the Underwriter may have interests that differ from those of the Company, and (iv) the Borrower and the Underwriter have not provided any legal, accounting, regulatory or tax advice with respect to the subject matter hereof, and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.  The Company waives to the full extent permitted by applicable law any claims it may have against the Borrower and the Underwriter arising from an alleged breach of fiduciary duty in connection with the offering of the Notes.

13.                               Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (e.g., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

14.                               Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Section 7 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder.  The term “successors” shall not include any purchaser of ADSs as such from the Borrower or the Underwriter merely by reason of such purchase.

15.                               Partial Unenforceability.  The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof.  If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

16.                               Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.  (a)  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States located in the City and County of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.  The Company irrevocably appoints Cogency Global Inc., 10 E. 40th Street, 10th Floor, New York, New York 10016 (the “Authorized Agent”) as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

(b)                                 With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

(c)                                  If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Borrower and the Underwriter could purchase U.S. dollars with such other currency in the City of New York on the business day preceding that on which final judgment is given.  The obligations of the Company in respect of any sum due from it to the Borrower or the Underwriter shall, notwithstanding any judgment in any currency other than U.S. dollars, not be discharged until the first business day, following receipt by to the Borrower or the Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) to the Borrower or the Underwriter may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to the Borrower or the Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify to the Borrower or the Underwriter against such loss.  If the U.S. dollars so purchased are greater than the sum originally due to the Borrower or the Underwriter hereunder, to the Borrower or the Underwriter agrees to pay to the Company an amount equal to the excess of the U.S. dollars so purchased over the sum originally due to the Borrower or the Underwriter hereunder.

17.                               Waiver of Jury Trial.  The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18.                               Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

19.                               Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Borrower or the Underwriter shall be delivered, mailed or sent to Deutsche Bank Securities Inc., 60 Wall Street, 2nd Floor, New York, N.Y. 10005, Attention: Equity Capital Markets — Syndicate Desk (Fax: 212-797-9344), with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 36th Floor, New York, N.Y. 10005, Attention: General Counsel (Fax: 212-797-4564); and if to the Company shall be delivered, mailed or sent to 5th Floor, Block 57, No. 461 Hongcao Road, Xuhui District, Shanghai 200233, People’s Republic of China, Attention: Qi Ji.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Borrower and the Underwriter.

Very truly yours,

China Lodging Group, Limited

By:
Name:
Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

DEUTSCHE BANK AG, LONDON BRANCH

By: Deutsche Bank AG, London Branch

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK SECURITIES, INC.

By: Deutsche Bank Securities, Inc.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I

Schedule of Free Writing Prospectuses included in the Disclosure Package

EXHIBIT A

Form of Lock-Up Agreement

SCHEDULE I to EXHIBIT A

List of Lock-Up Signatories

EXHIBIT B

CFO CERTIFICATE